EXHIBIT 10.39
FIRST SUPPLEMENTAL INDENTURE
     THIS FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) is dated as of March 3, 2008, and has been entered into by and between American Color Graphics, Inc., a New York corporation (the “Company”), ACG Holdings, Inc., a Delaware corporation (“Holdings” or the “Guarantor”), and The Bank of New York Trust Company, N.A., a national banking association as Successor to the Bank of New York, as trustee (the “Trustee”).
RECITALS
     WHEREAS, the Company, the Guarantor and the Trustee previously entered into that certain Amended and Restated Indenture dated as of November 14, 2007 (the “Indenture”), providing for the issuance from time to time of the Company’s 10% Senior Second Secured Notes Due 2010 (the “2010 Notes”) and the Company’s Senior Second Secured Notes due March 15, 2008 (the “2008 Notes” and, together with the 2010 Notes, the “Notes”);
     WHEREAS, the Company, the Guarantor (the Company and the Guarantor are collectively referred to as the “Pledgors” and individually as a “Pledgor”) and the Trustee previously entered into that certain Pledge Agreement dated as of July 3, 2003 (the “Pledge”);
     WHEREAS, Section 9.02 of the Indenture provides that the Company (when authorized by a Board Resolution (as defined in the Indenture)), the Guarantor and the Trustee may, with the consent of the Holders (as defined in the Indenture) of not less than a majority in aggregate principal amount of the outstanding Notes voting as a single class, amend or supplement the Indenture, subject to certain limitations set forth in the Indenture;
     WHEREAS, the Company has obtained the written consents of Holders of a majority in principal amount of the outstanding Notes upon the terms and subject to the conditions set forth in the Written Consent of Majority Noteholders dated March 3, 2008;
     WHEREAS, the Company proposes to enter into a bridge financing facility dated March 3, 2008 by and between the Company, as borrower, Holdings and certain subsidiaries of the Company, as guarantors, and the lenders a party thereto;
     WHEREAS, the lenders, or their affiliates, a party to the bridge financing facility collectively beneficially own approximately 61.5% and 66.4% in aggregate principal amount of the 2010 Notes and 2008 Notes, respectively;
     WHEREAS, in accordance with Section 9.02 of the Indenture, the Company, the Guarantor, the Trustee and the Holders of not less than a majority of the outstanding Notes have agreed to amend certain terms and provisions of the Indenture as fully set forth herein;
     WHEREAS, Section 4.1(a) of the Pledge provides that no Pledgor will create or suffer to exist any Lien (as defined in the Pledge) on the Collateral (as defined in the Pledge) (except a Lien in favor of the Agent and First Priority Liens (as each is defined in the Pledge);
     WHEREAS, the Pledge provides that no amendment to or waiver of any provision of the Pledge shall be effective unless the same shall be in writing and signed by the Agent and, with respect to any such amendment, by the Pledgors;
     WHEREAS, the Company desires to amend certain terms and provisions of the Indenture, as set forth in Article I of this Supplemental Indenture (the “Proposed Amendments”);
     WHEREAS, the Company desires to amend certain terms and provisions of the Pledge, as set forth in Article II of this Supplemental Indenture (the “Proposed Pledge Amendments”);

     WHEREAS, the written consent of each of the Holders of a majority in aggregate principal amount of the 2010 Notes and the 2008 Notes is sufficient pursuant to Section 9.02 of the Indenture to effect the Proposed Amendments;
     WHEREAS, the Company has received and delivered to the Trustee the requisite consents to effect the Proposed Amendments under the Indenture; and
     WHEREAS, the Company has been authorized by Board Resolution to enter into this Supplemental Indenture.
AGREEMENT
     NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the Holders of the Notes, the Company, the Guarantor and the Trustee hereby agree as follows:
ARTICLE I
AMENDMENTS TO INDENTURE
     Section 1.01 Amendment to Section 1.01. (a) The following definition of “Acknowledgement Agreement” is hereby added in Section 1.01 of the Indenture:
“Acknowledgement Agreement” means the Agreement dated March 3, 2008 by and among the Senior Collateral Agent, Special Situations Investing Group, Inc., as administrative agent and collateral agent under the Bridge Facility, the Trustee and the Company, as amended, modified, restated, supplemented or replaced from time to time.”
     (b) The following definition of “Bridge Agent” is hereby added in Section 1.01 of the Indenture:
“Bridge Agent” has the meaning provided in Section 11.03.”
     (c) The following definition of “Bridge Facility” is hereby added in Section 1.01 of the Indenture:
“Bridge Facility” means the Bridge Facility Agreement dated March 3, 2008 by and among the Company, as borrower, Holdings and certain subsidiaries of the Company, as guarantors, Special Situations Investing Group, Inc., a Delaware corporation, as administrative agent and collateral agent, and the lenders a party thereto in an aggregate principal amount not to exceed $8 million.”
     (d) The following definition of “Bridge Facility Collateral” is hereby added in Section 1.01 of the Indenture:
“Bridge Facility Collateral” has the meaning provided in Section 11.03.”
     (e) The following definition of “Bridge Facility Intercreditor Agreement” is hereby added in Section 1.01 of the Indenture:
“Bridge Facility Intercreditor Agreement” means the Bridge Facility Intercreditor Agreement dated March 3, 2008 by and among the Senior Collateral Agent, Special Situations Investing Group, Inc., as administrative agent and collateral agent under the Bridge Facility, and the Company, as amended, modified, restated, supplemented or replaced from time to time.”
     (f) The following definition of “Bridge Facility Liens” is hereby added in Section 1.01 of the Indenture:

“Bridge Facility Liens” means the Liens on the portion of the Collateral constituting Bridge Facility Collateral granted by the Company or any Guarantor to secure the payment and performance of all or any Bridge Lender Claims, and all replacements, renewals and other modifications of such Liens.”
     (g) The following definition of “Bridge Lender Claims” is hereby added in Section 1.01 of the Indenture:
“Bridge Lender Claims” has the meaning provided in Section 11.03.”
     (h) The following definition of “Bridge Lender Documents” is hereby added in Section 1.01 of the Indenture:
“Bridge Lender Documents” has the meaning provided in Section 11.01.”
     (i) The following definition of “Bridge Lenders” is hereby added in Section 1.01 of the Indenture:
“Bridge Lenders” has the meaning provided in Section 11.01.”
     (j) The following definition of “Bridge Lender Security Agreement” is hereby added in Section 1.01 of the Indenture:
“Bridge Lender Security Agreement” means the Security Agreement dated March 3, 2008, by and among the Company, the Guarantors and Special Situations Investing Group, Inc., as administrative agent, as the same may be amended, renewed, extended, supplemented or modified from time to time.”
     (k) The definition of “Permitted Liens” in Section 1.01 of the Indenture is hereby amended by adding clause (26) at the end of the definition of “Permitted Liens” and will contain the following text:

“(26)	Liens to secure Indebtedness under the Bridge Facility that is permitted under Section 4.03 in an aggregate principal amount not to exceed $8 million.”
     (l) The definition of “Security Documents” in Section 1.01 of the Indenture is hereby amended by deleting the existing definition in its entirety and replacing it with the following text:
“Security Documents” means, collectively, the Security Agreement, the Intercreditor Agreement, the Bridge Facility Security Agreement, the Bridge Facility Intercreditor Agreement, the Acknowledgement Agreement, the Pledge Agreement and all other security agreements, pledges, collateral assignments or other instruments evidencing or creating any Security Interests in favor of the Collateral Agent, for the benefit of the Trustee and holders of the Notes, in all or any portion of the Collateral, in each case, as amended, modified, restated, supplemented or replaced from time to time.”
     Section 1.02 Amendment to Section 4.03. (a) Section 4.03 of the Indenture captioned “Limitation on Indebtedness” is hereby amended by adding Section 4.03(a)(ix) at the end of Section 4.03(a) and will contain the following text:

“(ix)	Indebtedness of the Company or any Subsidiary Guarantor under the Bridge Facility in an aggregate principal amount not to exceed $8 million.”
     (b) Section 4.03 of the Indenture captioned “Limitation on Indebtedness” is hereby amended by deleting the existing second paragraph in 4.03(c) in its entirety and replacing it with the following text:
“The Company will not Incur any Indebtedness if such Indebtedness is subordinate in right of payment to any other Indebtedness, unless such Indebtedness is also subordinate in right of payment to the Notes to the same extent; provided, however, that the Bridge Facility is expressly permitted under this Indenture. The Company will not permit any Subsidiary Guarantor to Incur any Indebtedness, if such Indebtedness is subordinate in right of payment to any other Indebtedness, unless such Indebtedness is also subordinate in right of payment to the Note Guarantee of such Subsidiary Guarantor to the same extent; provided, however, that the Bridge Facility is expressly permitted under this Indenture.”
     Section 1.03 Amendment to Section 4.05. Section 4.05 of the Indenture captioned “Limitation on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries” is hereby amended by deleting the existing paragraph (b)(3) in its entirety and replacing it with the following text:
     “(3) arising pursuant to the Credit Agreement or the Bridge Facility.”
     Section 1.04 Amendment to Section 11.01. Section 11.01 of the Indenture captioned “Collateral and Security Documents” is hereby amended by deleting the existing paragraph (a) in its entirety and replacing it with the following text:

“(a)	In order to secure the due and punctual payment of (i) the Notes, the Company and Holdings have entered into the Security Agreement and the other Security Documents to create the Junior Liens on the Collateral in accordance with the terms thereof (ii) the Bridge Facility, the Company and the Guarantors have entered into the Bridge Facility Security Agreement and the other Bridge Lender Documents to create the Bridge Facility Liens on the Bridge Facility Collateral in accordance with the terms thereof. Pursuant to the provisions of the Security Agreement, the other Security Documents and this Indenture, the rights and remedies of the Trustee and the Holders of the Notes in the Collateral shall be subordinate and subject to the rights and remedies of the holders of the Senior Liens; and pursuant to the provisions of the Acknowledgement Agreement and this Indenture, the rights and remedies of the Trustee and the Holders of the Notes in the Collateral, to the extent constituting Bridge Facility Collateral, shall be subordinate and subject to the rights and remedies of the Holders of the Bridge Facility Liens in accordance with the terms of the Acknowledgment Agreement and this Indenture. The terms “Senior Lender Claims” and “Noteholder Claims” as used in this Indenture shall have the meanings given to them in the Intercreditor Agreement. The terms “Bridge Lender Documents” and “Bridge Lenders” as used in this Indenture shall have the meaning given to them in the Bridge Facility Intercreditor Agreement.”
     Section 1.05 Amendment to Section 11.01. Section 11.01 of the Indenture captioned “Collateral and Security Documents” is hereby amended by deleting the existing paragraph (d) in its entirety and replacing it with the following text:

“(d)	The Collateral Agent is hereby authorized and directed to enter into the Acknowledgement Agreement, Intercreditor Agreement and the Security Agreement, and to execute such agreements as attorney-in-fact on behalf of the Holders, and take any and all actions required or permitted by the terms hereof and thereof.”
     Section 1.06 Amendment to Section 11.03. Section 11.03 of the Indenture captioned “Possession, Use and Release of Collateral” is hereby amended by adding the following text as paragraph (e):

“(e)	Notwithstanding the date, manner or order of grant, attachment or perfection of any Liens granted to the Trustee or the holders of Notes on the Bridge Facility Collateral or of any Liens granted to the Bridge Agent, the Bridge Lenders, the Senior Agent or the Senior Lenders on the Bridge Facility Collateral and notwithstanding any provision of the UCC, or any applicable law or the Bridge Lender Documents or the Senior Lender Documents or any other circumstance whatsoever, the Trustee, on behalf of itself and each of the Holders, hereby agrees that: (a) any Lien on the Bridge Facility Collateral securing the Senior Lender Claims now or hereafter held by the Senior Agent or the

Senior Lenders shall be senior and prior to any Lien on the Bridge Facility Collateral securing the Bridge Lender Claims or the Noteholder Claims and (b) any Lien on the Bridge Facility Collateral securing the Bridge Lender Claims now or hereafter held by the Bridge Agent or the Bridge Lenders, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be senior and prior to any Lien on the Bridge Facility Collateral securing the Noteholder Claims but shall be junior and subordinate in all respects to all Liens on the Bridge Facility Collateral securing the Senior Lender Claims. All Liens on the Bridge Facility Collateral securing the Senior Lender Claims shall be and remain senior to all Liens on the Bridge Facility Collateral securing the Bridge Lender Claims and the Noteholder Claims for all purposes, whether or not such Liens securing the Senior Lender Claims are subordinated to any Lien securing any other obligation of the Borrower or any Guarantor. In addition, all Liens on the Bridge Facility Collateral securing the Bridge Lender Claims shall be and remain senior to all Liens on the Bridge Facility Collateral securing the Noteholder Claims for all purposes, whether or not such Liens securing the Bridge Lender Claims are subordinated to any Lien securing any other obligation of the Borrower or any Guarantor. The terms “Bridge Agent”, “Bridge Facility Collateral” and “Bridge Lender Claims” as used in this Indenture shall have the meaning given to them in the Bridge Facility Intercreditor Agreement.”
ARTICLE II
AMENDMENTS TO PLEDGE
     Section 2.01 Amendment to Section 4.1(a). Section 4.1 of the Pledge captioned “Protect Collateral; Further Assurances, etc.” is hereby amended by deleting the existing paragraph (a) in its entirety and replacing it with the following text:

“(a)	No Pledgor will create or suffer to exist any Lien on the Collateral (except a Permitted Lien (as defined in the Indenture) and a Lien in favor of the Agent). Each Pledgor will warrant and defend the right and title herein granted unto the Agent in and to the Collateral (and all right, title, and interest represented by the Collateral) against the claims and demands of all Persons whomsoever.”
ARTICLE III
MISCELLANEOUS
     Section 3.01 Instruments To Be Read Together. This Supplemental Indenture is executed as and shall constitute an indenture supplemental to and in implementation of the Indenture, and said Indenture and this Supplemental Indenture shall henceforth be read together.
     Section 3.02 Confirmation. The Indenture as amended and supplemented by this Supplemental Indenture is in all respects confirmed and preserved.
     Section 3.03 Terms Defined. Capitalized terms used in this Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.
     Section 3.04 Trust Indenture Act Controls. If any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision that is required to be included in this Supplemental Indenture or the Indenture by the Trust Indenture Act of 1939, as amended, as in force at the date that this Supplemental Indenture is executed, the provisions required by said Act shall control.

     Section 3.05 Headings. The headings of the Articles and Sections of this Supplemental Indenture have been inserted for convenience of reference only, and are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.
     Section 3.06 Governing Law. The internal law of the State of New York shall govern this Supplemental Indenture without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.
     Section 3.07 Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
     Section 3.08 Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     Section 3.09 Effectiveness; Termination. The provisions of this Supplemental Indenture will become effective immediately upon its execution by the Trustee in accordance with the provisions of Sections 9.02 and 9.05 of the Indenture.
     Section 3.10 Acceptance by Trustee. The Trustee accepts the amendments to the Indenture effected by this Supplemental Indenture and agrees to execute the trusts created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture.
     Section 3.11 Responsibility of Trustee. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.
[Signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

AMERICAN COLOR GRAPHICS, INC.
By:
Name:
Title:

ACG HOLDINGS, INC.
By:
Name:
Title:

THE BANK OF NEW YORK TRUST COMPANY, N.A., A NATIONAL ASSOCIATION AS SUCCESSOR TO THE BANK OF NEW YORK as Trustee
By:
Name:
Title:

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